UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2025 (August 11, 2025)

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

(a) On August 11, 2025, in connection with an annual strategic review of the Company’s operations (the “Strategic Review”), the Company entered into an arrangement with a financial advisor to actively market its Mexican subsidiary, Landstar Metro, S.A.P.I. de C.V. (“Landstar Metro”) and consider strategic alternatives for this business, which may involve a sale or other disposition in whole or in part of Landstar Metro during the Company’s 2025 fiscal year.

As described in the Company’s Form 10-Q for the 2025 first quarter in Part II, Item 1A “Risk Factors”, the Company established Landstar Metro in 2017 in connection with the acquisition of substantially all of the assets of the asset-light transportation logistics business of Fletes Avella, S.A. de C.V. Landstar Metro provides freight and logistics services within Mexico and in conjunction with Landstar’s U.S./Mexico cross-border services. The Company’s initial investment in Landstar Metro was approximately $8.5 million. The carrying value of the Company’s investment in Landstar Metro, as of June 28, 2025, was approximately $26 million, reflecting the initial investment as well as additional investment and the results of operations of Landstar Metro since inception, less a non-cash impairment charge recorded during the Company’s 2020 second fiscal quarter. In part relating to risks and uncertainties associated with doing business in Mexico (as further described in the “Risk Factors” disclosure referenced above), the Company has determined that Landstar Metro has not been able to meet the Company’s strategic or operational goals and expectations. It is not anticipated that a sale or other disposition of Landstar Metro will adversely affect the Company’s ability to provide U.S./Mexico cross-border services.

(c) In connection with the decision to actively market Landstar Metro for sale, the Company expects to record a non-cash impairment charge to goodwill and certain other assets of approximately $13 million to $17 million, or $0.28 to $0.37 per share, in the aggregate during the 2025 third quarter. No assurances can be provided that there will not be additional charges and expenses incurred by the Company in connection with this sale process or upon ultimate disposition of Landstar Metro.

Item 2.06	Material Impairments

As referenced in the Company’s Form 10-K for the 2024 fiscal year under Part I, Item 1 “Business – Factors Significant to the Company’s Operations – Technology”, the Company offers tools to participants within our network, including the following transportation management systems (“TMSs”):

•	Landstar TMS: A cloud-based platform for truckload freight agent workflow; and

•	Blue TMS: A cloud-based platform built specifically to service the truckload brokerage contract services market.

In connection with the Strategic Review, it was determined that the Landstar TMS, rather than the Blue TMS, would be the Company’s primary TMS used in the future to service the truckload brokerage contract services market. In connection with this decision, the Company intends to wind-down the Blue TMS and record a $9.0 million non-cash impairment charge, or $0.20 per share in the 2025 third quarter.

As also previously disclosed, on April 1, 2022, the Company acquired a minority equity investment in Cavnue, LLC (“Cavnue”), a privately held company focused on combining technology and road infrastructure to unlock the full potential of connected and autonomous vehicles. The Company’s investment of approximately $5.0 million in Cavnue represents the carrying value as of June 28, 2025. As described in the Company’s Form 10-Q for the 2025 first quarter in Part II, Item 1A “Risk Factors”, the value of this investment may be adversely affected if Cavnue is unable to timely meet its performance objectives or continue to raise capital, if Cavnue completes a subsequent funding round at lower valuation, if Cavnue is sold at a valuation that does not return all or a portion of our investment, if Cavnue’s business is ultimately not commercially viable or Cavnue otherwise is unable to provide the Company with an adequate return of capital. In connection with the Strategic Review, the Company determined that it intends to record up to a $5.0 million non-cash impairment charge, or $0.11 per share, in the 2025 third quarter related to the Company’s non-controlling investment in Cavnue.

Item 8.01	Other Events

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the 2025 second quarter, on July 22, 2025, a jury trial began in state court in El Paso County, Texas, in the matter of Eduardo Cabral, et. al. v. Landstar Ranger, Inc., et. al., in connection with a tragic vehicular accident (the “Accident”) that occurred on December 31, 2021.

A trial verdict (the “Verdict”) was rendered in this matter on August 6, 2025. The Verdict included a determination by the jury that Landstar Ranger, Inc., a wholly-owned subsidiary of the Company (“Landstar Ranger”), acted as a broker and not as a motor carrier with respect to the transportation of the shipment involved in the Accident. The Verdict also determined that 15% of the total monetary damages were attributed to Landstar Ranger, or $3.42 million, of the $22.8 million total monetary damages, with the remainder of the total monetary damages being attributed to the hauling motor carrier, MyUniverse, and the MyUniverse truck driver. The plaintiffs, as well as Landstar Ranger, are anticipated to file post-trial motions and may attempt to appeal the Verdict. No assurances can be provided as to the probability of success with respect to any potential post-trial motions or appeals relating to the Verdict or the ultimate outcome of any such appeals.

Based on knowledge of the facts, available insurance coverage and the analysis of the Company’s outside counsel, an immaterial accrual was included in insurance claims in the Company’s consolidated balance sheet as of June 28, 2025, with respect to this matter. Following the Verdict, there is no anticipated change to the previously recorded immaterial accrual related to this matter. Moreover, with reference to the potential “no claims bonus” of $12,000,000 previously described in the Company’s Quarterly Report on Form 10-Q for the 2025 second quarter, the Verdict is not anticipated to adversely impact the Company’s ability to meet the requirements of such “no claims bonus”. No assurances can be provided, however, regarding whether the Company will ultimately be able to recognize a gain with respect to the “no claims bonus.”

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements contained in this Current Report on Form 8-K that are not based on historical facts are “forward-looking statements.” This Form 8-K contains forward-looking statements, such as statements which relate to the Company’s business objectives, plans, strategies and expectations. Terms such as “anticipates,” “believes,” “estimates,” “intention,” “expects,” “plans,” “predicts,” “may,” “should,” “could,” “will,” the negative thereof and similar expressions are intended to identify forward-looking statements. Such statements are, by nature, subject to uncertainties and risks, including but not limited to: decreased demand for transportation services; U.S. trade relationships and potential or imposed tariffs; an increase in the frequency or severity of accidents or other claims; unfavorable development of existing accident claims; dependence on third party insurance companies; dependence on independent commission sales agents; dependence on third party capacity providers; the impact of the Russian conflict with Ukraine on the operations of certain independent commission sales agents, including the Company’s largest such agent by revenue in the 2024 fiscal year; substantial industry competition; disruptions or failures in the Company’s computer systems; cyber and other information security incidents; dependence on key vendors; potential changes in taxes; status of independent contractors; regulatory and legislative changes; regulations focused on diesel emissions and other air quality matters; regulations requiring the purchase and use of zero-emission vehicles; intellectual property; acquisitions and investments; and other operational, financial or legal risks or uncertainties detailed in the Company’s Form 10-K for the 2024 fiscal year, described in Part I, Item 1A Risk Factors, the Company’s Form 10-Q for the 2025 first quarter, described in Part II, Item 1A Risk Factors, and in other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: August 13, 2025	By:	/s/ James P. Todd
	Name:	James P. Todd
	Title:	Vice President, Chief Financial Officer and Assistant Secretary